UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

We are filing an underwriting agreement in connection with the public offering of 7,927,288 of our ordinary shares by certain of our shareholders pursuant to a prospectus supplement that we filed with the Securities and Exchange Commission (the ‘‘SEC’’) on February 26, 2007. The prospectus supplement relates to the prospectus included in a registration statement (File No. 333-129214) (the ‘‘Registration Statement’’) filed on Form F-3 with the SEC on October 24, 2005. The Registration Statement was declared effective on November 2, 2005. We hereby incorporate by reference the underwriting agreement into the Registration Statement.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

1.1	Underwriting Agreement, dated February 22, 2007 among the Company, the selling shareholders and Lehman Brothers Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: February 27, 2007	By:	/s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer